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                                                                   Exhibit 10.2



                                                                 EXECUTION COPY


         Waiver and Sixth Amendment, dated as of December 22, 2000 (this "Sixth Amendment") to the Amended and Restated Credit Agreement, dated as of July 2, 1998 (as amended by the First Amendment and Assignment and Acceptance, dated as of July 27, 1998, the Second Amendment, dated as of January 29, 1999, the Third Amendment, dated as of June 29, 1999, the Fourth Amendment, dated as of December 21, 1999, the Waiver and Fifth Amendment, dated as of July 28, 2000, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) SUNRISE TELEVISION CORP. ("Holdings");
(ii) STC BROADCASTING, INC. (the "Borrower"); (iii) the several banks and other financial institutions from time to time parties thereto, (individually, a "Lender," and collectively, the "Lenders"); (iv) BANK OF AMERICA, N.A., as documentation agent (in such capacity, the "Documentation Agent"); (v) CITICORP USA, INC. (formerly known as Salomon Brothers Holding Company Inc), as syndication agent (in such capacity, the "Syndication Agent") and (vi) THE CHASE MANHATTAN BANK, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                             W I T N E S S E T H :
                             - - - - - - - - - - -

         WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrower;

         WHEREAS, Holdings and the Borrower have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

         2. Amendment to Definitions. The definition of the term "Incremental Term Loan Termination Date" contained in Subsection 1.1 of the Credit Agreement is hereby amended by deleting such term in its entirety and substituting in lieu thereof the following:

                  "'Incremental Term Loan Termination Date': December 31, 2001."

         3. Amendment to Subsection 2.1. Subsection 2.1(b) of the Credit Agreement is hereby amended by deleting the date "December 31, 2000" in the last sentence of such paragraph and substituting in lieu thereof the date "December 31, 2001".

         4. Waiver of Subsection 7.14. Subsection 7.14 is waived to the extent, and only to the extent, necessary to permit an amendment to the Dayton Station Network Affiliation




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Agreement providing for a reduction in the monthly compensation of $58,333.00 and the additional clearances of American Broadcasting Companies, Inc. network programming.

         5. Effectiveness. This Sixth Amendment shall become effective on the date on which the following conditions precedent shall have been satisfied (such date, the "Effective Date"):

         (a) the Administrative Agent shall have received counterparts of this Sixth Amendment, duly executed and delivered by Holdings, the Borrower and the Required Lenders; and

         (b) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Sixth Amendment shall be satisfactory in form and substance to the Administrative Agent.

         6. Representations and Warranties. On and as of the date hereof after giving effect to this Sixth Amendment, each of Holdings and the Borrower hereby represents and warrants to the Lenders that:

         (a)      Each of its representations and warranties contained in
         Section 4 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that the references to the Credit Agreement therein shall be deemed to include this Sixth Amendment; and

         (b) No Default or Event of Default has occurred and is continuing.

         7. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         8. GOVERNING LAW; Counterparts. (a) THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (b) This Sixth Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Sixth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


                                       2
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         IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       SUNRISE TELEVISION CORP.


                                       By: /s/ David A. Fitz
                                           ------------------------------------
                                       Name: David A. Fitz
                                       Title: CFO


                                       STC BROADCASTING, INC.


                                       By: /s/ David A. Fitz
                                           ------------------------------------
                                       Name: David A. Fitz
                                       Title: CFO


                                       THE CHASE MANHATTAN BANK, as
                                       Administrative Agent and as a Lender


                                       By: /s/ Tracey Navin Ewing
                                           ------------------------------------
                                       Name: Tracey Navin Ewing
                                       Title: Vice President


                                       BANK OF AMERICA, N.A., as
                                       Documentation Agent and as a Lender


                                       By: /s/ Derrick C. Bell
                                           ------------------------------------
                                       Name: Derrick C. Bell
                                       Title: Vice President


                                       CITICORP USA, INC., as
                                       Syndication Agent and as a Lender


                                       By: /s/ Mark R. Floyd
                                           ------------------------------------
                                       Name: Mark R. Floyd
                                       Title: Vice President


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                                       FINOVA CAPITAL CORPORATION, as a Lender


                                       By: /s/ Jeffrey S. Kilrea
                                           ------------------------------------
                                       Name: Jeffrey S. Kilrea
                                       Title: Senior Vice President


                                       THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                       By: /s/ John P. Sirico, II
                                           ------------------------------------
                                       Name: John P. Sirico, II
                                       Title: Vice President


                                       PARIBAS, as a Lender


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


                                       NATEXIS BANQUE BFCE, as a Lender


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


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                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as a Lender


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


                                       SUMMIT BANK, as a Lender


                                       By: /s/ Stuart Malakoff
                                           ------------------------------------
                                       Name: Stuart Malakoff
                                       Title: Vice President


                                       CREDIT LYONNAIS, as a Lender


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


                                       BANK OF HAWAII, as a Lender


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


                                       SUNTRUST BANK, as a Lender


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


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                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH, as a Lender


                                       By: /s/ Edward Peyser
                                           ------------------------------------
                                       Name: Edward Peyser
                                       Title: Executive Director


                                       By: /s/ Eric Hurshman
                                           ------------------------------------
                                       Name: Eric Hurshman
                                       Title: Vice President


                                       THE FUJI BANK, LIMITED,
                                       NEW YORK BRANCH, as a Lender


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title:


                                       FIRST HAWAIIAN BANK, as a Lender


                                       By: /s/ Shannon Sansevero
                                           ------------------------------------
                                       Name: Shannon Sansevero
                                       Title: Media Finance Officer


                                       BHF (USA) CAPITAL CORPORATION,
                                       as a Lender


                                       By:
                                           ------------------------------------
                                       Name:
                                       Title: